ALLIANCE WORLD INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                              ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

December 1, 1997

Dear Shareholder:

This annual report provides you with market activity and investment results for Alliance World Income Trust for the period ended October 31, 1997.

Global bond markets posted solid returns over the past six months. Lower global bond yields and a convergence in spreads in European and Dollar Bloc markets pushed bond prices higher and helped non-core markets to outperform core markets. Data released indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil, which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Rate hikes in Europe, budgetary problems in Italy, and potential European Monetary Union (EMU) participation by the U.K., also contributed to increased volatility.

INVESTMENT RESULTS
For the six months ended October 31, 1997, your Fund returned 1.72% on a net asset value (NAV) basis. For comparison, we have shown the performance for the short maturity U.S. Government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds for the 12 month period ended October 31, 1997. The Lipper peer group has generally similar investment objectives to World Income Trust, although investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly. The Fund's underperformance can be attributed to the relative poor performance of shorter maturity securities during a period in which interest rates fell and longer maturity securities typically outperformed. The Fund may only invest in U.S. Treasuries with a maturity of one year or less.


INVESTMENT RESULTS*
Period Ended October 31, 1997
                                          TOTAL RETURN
                                     6 MONTHS      12 MONTHS
                                   -----------     ----------
ALLIANCE WORLD INCOME TRUST            1.72%          3.47%

MERRILL LYNCH 1-3 YEAR GOVERNMENT
  BOND INDEX                           4.13%          6.49%

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                 3.00%          5.02%

* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS THAT INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS. THE FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH SOME OF THE FUNDS MAY HAVE SOMEWHAT DIFFERENT INVESTMENT POLICIES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of October 31, 1997, the Fund's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY
COUNTRY                         PORTFOLIO %
-------------                   -----------
United States                      91.12%
Mexico                              4.98%
Poland                              3.90%


ECONOMIC REVIEW
Throughout the second quarter, economic growth and inflation were well contained worldwide. U.S. Gross Domestic Product (GDP) growth slowed from the 4.9% robust pace of the first quarter to 3.3% in the second


1


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined, and housing activity slowed.

The economy continued at a healthy pace during the third quarter. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. In October, the unemployment rate dropped to 4.7%, the lowest level in 24 years, as the economy added a larger-than-expected 284,000 jobs. GDP growth for the third quarter was 3.5%.

During the period, inflation remained well-behaved with consumer prices advancing 2.2% between October 1996 and October 1997. Wholesale inflation, as measured by the Producer Price Index (PPI), fell for an unprecedented seven months in a row before finally showing an increase in the past three months. Overall, producer prices are down 0.2% on an annual basis through October. The Federal Reserve made no change to monetary policy during the period despite growth remaining above trend levels. Improving inflation fundamentals, a strong dollar, and currency devaluations in Southeast Asia, argued against an increase in official U.S. interest rates.

In Canada, strong growth and low budget deficits, together with stable U.S. monetary policy, allowed Canada to delay interest rate hikes. In Australia and New Zealand, high unemployment, lower Asian demand for their exports, and good inflation performance, set the stage for the Reserve Banks of Australia and New Zealand to lower interest rates.

Stronger growth, and the inflationary impact of rising import prices in Germany, set the tone for European markets. The Bundesbank's continued concern about inflation resulted in the larger-than-expected rate hike in October. The Bundesbank raised interest rates 30 basis points, indicating that it was necessary to move core European official rates in-line with what is expected to be the necessary European average rate for EMU. This increase led to subsequent rate increases throughout the other core European countries of France, Denmark and the Netherlands.

INVESTMENT OUTLOOK
In the U.S., recent slowing in employment gains and soft retail sales suggest slower growth towards year-end and early 1998. The currency devaluations and economic slowing in Southeast Asia will also temper U.S. growth. We anticipate 3.5% GDP growth for 1997. We expect interest rates to stabilize at somewhat higher levels and to settle back into our anticipated 5.75%-6.75% range on the U.S. 30-year bond. The healthy U.S. economy will continue to cycle gently between stronger and weaker periods of growth. Given the prolonged period of strong capacity utilization and employment gains, and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable risk that the Federal Reserve will raise interest rates as a precautionary measure. The U.S. dollar should appreciate against the yen, but remain range bound against European currencies.

Globally, we do not expect any of the world's three major central banks--the U.S. Federal Reserve, the Bank of Japan or the German Bundesbank--to increase rates again before year-end as they assess the impact of the Asian crisis on future growth. Thus, global government bonds should generate positive returns through year-end and early 1998.

In Poland, the newly elected Solidarity Government took power in October. Initial signs are that the new cabinet will continue with the important economic reforms initiated under the previous leadership. We remain confident that the new government can weather any pressures resulting from the recent volatility in emerging markets. The strength of Poland's economic fundamentals is underscored by the fact that it is clearly acting as a local-currency safe-haven for investors in the region.

The Mexican economy continues to perform strongly, and attention will focus on the 1998 budget. Although the Mexican peso fell victim to the currency crisis prevailing in Southeast Asia, economic fundamentals remain strong, and we continue to believe that Mexico will grow 5%-6% annually through 2000.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to the economic crisis. The International Monetary Fund's decision to


2


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability to this region. Long-term, we are optimistic about the investment value in this region since favorable fundamentals are still in place. We will be monitoring developments in this region for opportunities in the upcoming periods.

Thank you for your continued interest and investment in Alliance World Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

Alliance World Income Trust seeks the highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than one year. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 35% of its net assets in U.S. dollar-denominated securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997
One Year                            3.47%
Five Years                          2.07%
Since Inception*                    2.51%
SEC Yield**                         3.15%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/90.
**   Yield is for the 30 days ended October 31, 1997.


4


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ALLIANCE WORLD INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
12/31/90* TO 10/31/97
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000

12/31/90   10/31/91   10/31/92   10/31/93
   10/31/94   10/31/95   10/31/96   10/31/97

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX: $15,507
LIPPER SHORT-WORLD MULTI-MARKET INCOME FUNDS AVERAGE: $13,360
WORLD INCOME TRUST: $11,849


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Income Trust (from 12/31/90 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short-World Multi-Market Income Funds Average reflects performance of 33 funds. These funds have generally similar investment objectives to Alliance World Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance World Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

World Income Trust
Merrill Lynch 1-3 Year Government Bond Index
Lipper Short-World Multi-Market Income Funds Average

*    Month-end nearest to Fund's inception date of 12/3/90.


5


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
MEXICO-8.8%
GOVERNMENT OBLIGATION-8.8%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $2,040,617)                  MXP         18,159     $  1,898,230

POLAND-6.9%
GOVERNMENT OBLIGATION-6.9%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $1,526,166)                  PLN          6,300        1,486,330

UNITED STATES-161.3%
CERTIFICATES OF DEPOSIT-27.9%
Canadian Imperial Bank of Commerce
  5.72%, 5/27/98 (a)                 US$          1,500        1,500,000
Deutsche Bank AG
  5.75%, 7/29/98 (a)                              1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98                                  1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98 (a)                              1,500        1,500,000
                                                             ------------
                                                               6,001,034

COMMERCIAL PAPER-41.2%
Abbey National PLC
  5.55%, 4/27/98 (a)                 US$          1,500        1,459,069
Banque Internationale de Luxembourg
  5.55%, 1/23/98                                  1,500        1,480,806
BBV Finance Delaware
  5.57%, 3/20/98 (a)                              1,500        1,467,740
Societe Generale
  5.53%, 12/22/97 (a)                             1,500        1,488,249
Toronto Dominion Bank
  5.57%, 1/26/98 (a)                              1,500        1,480,041
Union Bank of Switzerland
  5.52%, 11/24/97 (a)                             1,500        1,494,710
                                                             ------------
                                                               8,870,615

GOVERNMENT OBLIGATION-90.4%
United States Treasury Bill
  4.92%, 11/20/97 (b)                            19,500       19,455,794

TIME DEPOSIT-1.8%
Bank of New York
  5.25%, 11/03/97                                   400          400,000
Total United States Securities
  (cost $34,722,249)                                          34,727,443

TOTAL INVESTMENTS-177.0%
  (cost $38,289,032)                                          38,112,003
Other assets less liabilities-(77.0%)                        (16,582,771)

NET ASSETS-100%                                             $ 21,529,232


(a) Securities, or portion thereof, with an aggregate market value of $15,274,369 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $38,289,032)          $ 38,112,003
  Cash                                                                  36,160
  Interest receivable                                                   25,163
  Receivable for capital stock sold                                      2,375
  Total assets                                                      38,175,701

LIABILITIES
  Payable for capital stock redeemed                                16,454,664
  Dividend payable                                                      71,816
  Distribution fee payable                                              21,549
  Advisory fee payable                                                  16,304
  Unrealized depreciation of forward exchange
    currency contracts                                                   6,128
  Accrued expenses                                                      76,008
  Total liabilities                                                 16,646,469

NET ASSETS                                                        $ 21,529,232

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     26,583
  Additional paid-in capital                                        25,991,457
  Distributions in excess of net investment income                     (65,686)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,239,965)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (183,157)
                                                                   $ 21,529,232

NET ASSET VALUE PER SHARE (based on 13,291,525
    shares outstanding)                                                  $1.62


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                         ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 2,726,054

EXPENSES
  Advisory fee                                      $   268,583
  Distribution fee                                      371,885
  Administrative                                        126,531
  Custodian                                             119,128
  Audit and legal                                        97,596
  Transfer agency                                        45,142
  Directors' fees                                        21,869
  Registration                                           18,480
  Printing                                               11,750
  Miscellaneous                                           4,701
  Total expenses                                      1,085,665
  Less: Fees waived and assumed by Adviser
    and Distributor                                    (157,020)
  Net expenses                                                         928,645
  Net investment income                                              1,797,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (80,140)
  Net realized gain on foreign
    currency transactions                                               11,179
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                       (222,185)
    Foreign currrency denominated assets
      and liabilities                                                  (79,540)
  Net loss on investments and foreign
    currency transactions                                             (370,686)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,426,723


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,797,409   $  2,612,380
  Net realized gain (loss) on investments
   and foreign currency transactions                    (68,961)       475,207
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        (301,725)       206,348
  Net increase in net assets from operations          1,426,723      3,293,935

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (1,502,762)    (3,023,315)
  Tax return of capital                              (1,092,302)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (22,192,637)   (11,158,351)
  Total decrease                                    (23,360,978)   (10,887,731)

NET ASSETS
  Beginning of year                                  44,890,210     55,777,941
  End of year                                      $ 21,529,232   $ 44,890,210


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains and a tax return of capital distribution, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is


10


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

accrued daily and paid monthly. For the year ended October 31, 1997, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $66,114.

Pursuant to the advisory agreement, the Fund paid $126,531 to the Adviser representing reimbursement of the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,192 for the year ended October 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. The fees are accrued daily and paid monthly. For the year ended October 31, 1997, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $90,906. The Agreement provides that the Distributor will use the payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $5,194 and gross unrealized depreciation of investments was $182,223, resulting in net unrealized depreciation of $177,029 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $4,239,965 of which $293,011 expires in the year 1998, $104,550 expires in the year 1999, $833,703 expires in the year 2000, $240,553 expires in the year 2001, $2,640,608 expires in the year 2002, $47,400 expires in the year 2004, and $80,140 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:


                         CONTRACT  U.S.$ VALUE ON     U.S. $      UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT     APPRECIATION
                           (000)        DATE          VALUE     (DEPRECIATION)
                         --------   ------------   ------------   ------------
FORWARD EXCHANGE
CURRENCY BUY CONTRACTS
Deutsche Marks,
  expiring 11/07/97       2,700      $ 1,537,918    $ 1,565,997     $  28,079

FORWARD EXCHANGE
CURRENCY SALE CONTRACTS
Deutsche Marks,
  expiring 11/07/97       2,700        1,531,790      1,565,997       (34,207)
                                                                    $  (6,128)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.


12


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,098,101       592,826    $  1,819,549    $    987,152
Shares issued in
  reinvestment of
  dividends and
  distributions          632,580       798,519       1,041,737       1,327,317
Shares redeemed      (15,377,403)   (8,120,965)    (25,053,923)    (13,472,820)
Net decrease         (13,646,722)   (6,729,620)   $(22,192,637)   $(11,158,351)


13


FINANCIAL HIGHLIGHTS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993

                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.67       $ 1.66       $ 1.88       $ 1.90       $ 1.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .07(a)       .09(a)       .11(a)       .18          .22
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.01)         .02         (.23)        (.12)        (.16)
Net increase (decrease) in net asset
  value from operations                          .06          .11         (.12)         .06          .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)        (.10)          -0-        (.05)        (.07)
Tax return of capital                           (.05)          -0-        (.10)        (.03)          -0-
Total dividends and distributions               (.11)        (.10)        (.10)        (.08)        (.07)
Net asset value, end of year                  $ 1.62       $ 1.67       $ 1.66       $ 1.88       $ 1.90

TOTAL RETURN:
Total investment return based on
  net asset value (b)                           3.47%        6.98%       (6.35)%       3.27%        3.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $21,529      $44,890      $55,778     $103,310     $149,623
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.25%        2.10%        1.97%        1.70%        1.54%
  Expenses, before waivers/reimbursements       2.63%        2.48%        2.35%        2.08%        1.92%
  Net investment income                         4.35%        5.37%        6.46%        3.96%        5.14%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


14


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


15


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5692

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


16


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17


ALLIANCE WORLD INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WITAR